Exhibit 10.4
AMENDED AND RESTATED ACCORDION INCREASE CERTIFICATE
To:    Crédit Agricole Corporate and Investment Bank as Agent
From:    (1) Bunge Finance Europe B.V. as Borrower, (2) Sumitomo Mitsui Banking Corporation, Citibank N.A., Jersey Branch, Crédit Agricole Corporate and Investment Bank, Deutsche Bank Luxembourg S.A., Mizuho Bank, Ltd., Wells Fargo Bank, National Association, Bank of Montreal, ING Bank N.V., BNP Paribas, Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Coöperatieve Rabobank U.A., Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia (Europe) N.V., DBS Bank Ltd., Oversea‐Chinese Banking Corporation Limited, New York Agency, Standard Chartered Bank, The Bank of Nova Scotia, Abu Dhabi Commercial Bank PJSC, Banco Santander, S.A., New York Branch, U.S. Bank National Association, Erste Group Bank AG and Intesa Sanpaolo S.P.A. Amsterdam Branch (together, the "Accordion Lenders") and (3) JPMorgan Chase Bank, N.A., Bank of America, N.A., HSBC Continental Europe, Raiffeisen Bank International AG, Société Générale, Canadian Imperial Bank of Commerce, New York Branch and Goldman Sachs Bank USA (together, the "New Accordion Lenders") (the Accordion Lenders and the New Accordion Lenders together the "Additional Commitment Lenders")
Dated:    11 June 2025
We refer to the revolving facility agreement (the "Agreement") dated 6 October 2023 as amended and restated from time to time between Bunge Finance Europe B.V., as Borrower, the Arrangers named therein, the Agent and certain Lenders named therein.
1.    This is an Accordion Increase Certificate. Terms defined in the Agreement have the same meaning in this Accordion Increase Certificate unless given a different meaning in this Accordion Increase Certificate.
2.    This Accordion Increase Certificate amends and restates the accordion increase certificate, dated 1 March 2024 (the "Accordion Exercise Signing Date"), delivered by the Borrower and the Additional Commitment Lenders to the Agent (the "Existing Accordion Increase Certificate").
3.    We refer to Clause 2.2 (Accordion Increase) of the Agreement:
(a)    Each Additional Commitment Lender agrees to provide the Additional Commitment as set out in the Schedule opposite its name and in accordance with paragraphs (g) and (h) of Clause 2.2 (Accordion Increase), which shall be available for drawing on a revolving basis from the Accordion Increase Date subject to satisfaction of the conditions precedent set forth in clause (b) below until the Final Maturity Date.
(b)    The proposed Accordion Increase Date is the Viterra Acquisition China Approval Date (as defined below); provided, that it shall be a condition precedent to the availability of the Additional Commitments that Bunge Global SA (the “Parent”) has delivered to the Agent a certificate in form and substance substantially similar to the certificate attached as Exhibit A hereto certifying that the applicable Governmental Authorities in China have approved the Viterra Acquisition (as defined below) (the date such certificate is delivered to the Agent shall be referred to herein as the "Viterra Acquisition China Approval Date"). The Parent intends to acquire (the “Viterra Acquisition”) all of the outstanding equity interests of Viterra Limited (together with its direct and indirect subsidiaries) (“Viterra”), pursuant to a Business Combination Agreement, dated June 13, 2023 (the “Business Combination Agreement”), by and among Viterra Limited, the Parent, as buyer, Danelo Limited, as a seller, CPPIB Monroe Canada, Inc., as a seller, Venus Investment Limited Partnership, as a seller and Ocarian Limited, as a seller, for an aggregate share consideration and cash consideration set forth in the Business Combination Agreement. If (i) the Parent notifies the Agent that the Business Combination Agreement has been terminated prior to the Viterra Acquisition China Approval Date; (ii) the Viterra Acquisition China Approval Date does not occur on or prior to the Outside Date (as defined below); (iii) there is a public announcement that the Business Combination Agreement has been terminated; or (iv) the Viterra Acquisition Closing Date does not occur on or prior to the earlier of (x) the Outside Date or (y) the sixtieth (60th) day following the Viterra Acquisition China Approval Date, the maximum amount available under the Facility Agreement will reduce to Total Commitments of $1,750,000,000 and the Additional Commitments shall be cancelled with immediate effect and in the case of (iii) or (iv) above, to the extent already drawn, prepaid in full (in accordance with Clauses 8.6 (Restrictions) and 8.7 (Application of Prepayments) of the Agreement) with immediate effect. In the event that the Additional Commitments are cancelled and/or prepaid as contemplated by the preceding sentence, the Borrower will have the right to subsequently request Accordion Increases in accordance with Clause 2.2 (Accordion Increase) of the Agreement in an aggregate amount which when aggregated with the amount of all other Accordion Increases made under Clause 2.2 (Accordion Increase) does not exceed $1,750,000,000. As used herein, the “Outside Date” shall mean the earliest of (a) December 31, 2025, and (b) the date that the Business Combination Agreement is terminated or expires in accordance with the terms thereof.
(c)    The Facility Office and address, fax number and attention details for notices of each New Accordion Lender for the purposes of Clause 33.2 (Addresses) are set out in the Schedule.
(d)    The fees related to the Accordion Increase are as follows:
(i)    with respect to the Additional Commitment of each Additional Commitment Lender, in each case that is available under the Facility Agreement as of the Viterra Acquisition China Approval Date, an upfront fee will be paid to the Agent (for the account of such Additional

Commitment Lender) under the Facility Agreement in an amount equal to 0.25% of such Additional Commitment Lender’s Additional Commitment, earned and payable on the Viterra Acquisition China Approval Date; and
(ii)    a commitment fee equal to 35 per cent. of the Applicable Margin will be paid to the Agent (for the account of each Additional Commitment Lender) on the unused and uncancelled Additional Commitments during the period commencing on the Accordion Exercise Signing Date until the Final Maturity Date (for the avoidance of doubt, the commitment fee will accrue on the Additional Commitments commencing on the Accordion Exercise Signing Date notwithstanding that the Additional Commitments will not be established or available until the Viterra Acquisition China Approval Date). The accrued commitment fee is payable quarterly in arrears during such quarterly periods starting on the Accordion Exercise Signing Date, on the Final Maturity Date and, if cancelled in full, on the cancelled amount of the relevant Additional Commitment Lender's Additional Commitments at the time the cancellation is effective.
4.    The fees referred to in sub-paragraph 2(d) (above) are payable at the times described in such sub-paragraph 2(d) to the Agent for the account of the Additional Commitment Lenders in full without any set-off, deductions or withholding of any kind and in immediately available, freely transferable, cleared funds to the account notified by the Agent for this purpose. All payments made under this Accordion Increase Certificate are irrevocable, unconditional, non-refundable and not creditable against any other fee payable in connection with the Finance Documents.
5.    This Accordion Increase Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Increase Certificate.
6.    This Accordion Increase Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.
7.    The provisions of Clause 43 (Enforcement) of the Agreement shall be incorporated into this Accordion Increase Certificate as if set out in full in this Accordion Increase Certificate and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Accordion Increase Certificate.

[Signature Pages Follow]

THE ADDITIONAL COMMITMENT LENDERS SUMITOMO MITSUI BANKING CORPORATION
By:
By:

JPMORGAN CHASE BANK, N.A.
By:
By:

CITIBANK, N.A., JERSEY BRANCH
By:
By:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:
By:

BANK OF AMERICA, N.A.
By:
By:

DEUTSCHE BANK LUXEMBOURG S.A.
By:
By:

MIZUHO BANK, LTD.
By:
By:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
By:

BANK OF MONTREAL
By:
By:

ING BANK N.V.
By:
By:

BNP PARIBAS
By:
By:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH
By:
By:

COÖPERATIEVE RABOBANK U.A.
By:
By:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:
By:

COMMONWEALTH BANK OF AUSTRALIA (EUROPE) N.V.
By:
By:

DBS BANK LTD.
By:
By:

HSBC CONTINENTAL EUROPE
By:
By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY
By:
By:

STANDARD CHARTERED BANK
By:
By:

THE BANK OF NOVA SCOTIA
By:
By:

ABU DHABI COMMERCIAL BANK PJSC
By:
By:

BANCO SANTANDER, S.A., NEW YORK BRANCH
By:
By:

U.S. BANK NATIONAL ASSOCIATION
By:
By:

ERSTE GROUP BANK AG
By:
By:

INTESA SANPAOLO S.P.A. AMSTERDAM BRANCH
By:
By:

RAIFFEISEN BANK INTERNATIONAL AG
By:
By:

SOCIÉTÉ GÉNÉRALE
By:
By:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH
By:
By:

GOLDMAN SACHS BANK USA
By:
By:

BORROWER BUNGE FINANCE EUROPE B.V.
By:

This Accordion Increase Certificate is accepted by the Agent and the Accordion Increase Date is confirmed as the Viterra Acquisition China Approval Date (subject to the Borrower delivering to the Agent a certificate in form and substance satisfactory to it in accordance with sub-paragraph 2(b) above).
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:
By:

EXHIBIT A
Responsible Officer Certificate re Viterra Acquisition China Approval Date